<LOGO>               VOLUMETRIC FUND

                        SUMMARY PROSPECTUS


Ticker: VOLMX                                            April 22, 2013

  Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus online at www.volumetric.com/prospectus.pdf. Other information about the Fund including the statement of additional information and the most recent reports to shareholders, online at www.volumetric.com. You can also get the information at no cost by calling 800-541-FUND or by sending an e-mail request to info@volumetric.com. The Fund's prospectus and statement of additional information, both dated April 22, 2013, and the Fund's annual report to shareholders, dated December 31, 2012, are all incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

      Volumetric Fund's (the 'Fund') investment objective is capital growth. Its secondary objective is downside protection.

FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   Shareholder Fees (fees paid directly from your investment)

      Maximum Sales Charge (Load) on Purchases:              None
      Maximum Sales Charge (Load) on Reinvested Dividends:   None
      Deferred Sales Charge:                                 None
      Redemption Fee:                                        None*
       *The Fund charges a 2% fee, if shares are redeemed within 7 calendar days after their purchase.

Annual Fund Operating Expenses (expenses assets that you pay each year as a percentage of the value of your investment)
      Management Fee                                         1.94%
      Distribution and Service (12b-1) Fees                  None
      Other Expenses                                         None
      Total Annual Fund Operating Expenses                   1.94 %

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 Year	3 Years     5 Years    10 Years
   -------     ---------    -------    --------
    $ 197        $ 609	     $1,047     $2,264

The Example does not reflect reinvested dividends and other distributions. If these were included your costs would be higher.

PORTFOLIO TURNOVER

    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or 'turns over' its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operation expenses or in the example, affect the Fund's performance. During the most recent fiscal year the Fund's portfolio turnover rate was 126% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGIES

      The Fund typically invests in a broadly diversified portfolio of large and mid-cap domestic stocks; although its portfolio may also contain small-cap stocks with annual revenues between $0.5 and $1 billion. Its securities are generally a blend of value and growth stocks. The Fund invests primarily in issues listed on the New York Stock Exchange, and to a lesser extent, in common stocks of NASDAQ and other exchanges. The Fund may also invest up to 15% of its net assets, in SPDR based ETFs or equivalents. Under negative stock market conditions, the Fund may allocate, for temporary defensive purposes, a large portion of its assets in cash equivalents or United States government securities for downside protection. A description of the Fund's policies with respect to disclosure of its portfolio holdings is available on page 8 in the Statement of Additional Information ('SAI').

PRINCIPAL INVESTMENT RISKS

      The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth more or less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the Adviser's judgment about particular stocks is incorrect and the perceived value of such stocks is not realized by the market or their prices decline.

PERFORMANCE

   The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table shows the Fund's average annual returns for one, five and ten years, as compared to those of the broad based Standard
& Poor's 500 Index. As with all mutual funds, the Fund's past performance, before and after taxes, does not predict how the Fund will perform in the future.



                  ANNUAL TOTAL RETURNS


                      Volumetric Fund



Year Ending December 31                    Annual Total Returns
------------------------                  -----------------------

       2003                                     + 30.48 %
       2004                                     + 13.49 %
       2005                                     +  1.96 %
       2006                                     +  6.34 %
       2007                                     +  3.11 %
       2008                                     - 29.94 %
       2009                                     + 21.72 %
       2010                                     + 15.78 %
       2011                                     +  0.52 %
       2012                                     +  5.89 %


       During the period shown in the bar chart, the highest return for a quarter was 14.60% (quarter ended June 30, 2003) and the lowest return for a quarter was ' 20.01% (quarter ended
December 31, 2008).


Average Annual Total Returns for Year Ending 2012:
                                         1 Year  5 Years 10 Years  Since
                                                                   Inception
Volumetric Fund:	 		                           12/31/1978

 Return before taxes	                +  5.89% + 2.77% + 5.69%   + 9.26%
 Return after taxes on distributions   	+  5.64% + 2.35% + 5.18%     N/A
 Return after taxes on distributions
     and sale of Fund shares          	+  4.52% + 2.46% + 4.83%     N/A
 Standard & Poor's 500 Composite Index:*+ 13.40% + 2.23% + 4.33%   + 8.31%

    *Does not reflect deductions for fees, expenses or taxes


      After tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.


INVESTMENT ADVISER

	Volumetric Advisers, Inc. is the Fund's investment adviser.


PORTFOLIO MANAGERS

 Gabriel J. Gibs is the Chairman, CEO and Portfolio Manager of the Fund since inception in 1978 and Co-manager since 2003. Irene J. Zawitkowski is President, Portfolio Co-manager and Chief Operating Officer of the Fund since 2003. Between 1978 and 2003 she was Executive Vice President of the Fund.


PURCHASE AND SALES OF SHARES

    You may buy or sell shares of the Fund via mail or telephone on any business day when the New York Stock Exchange is open for regular trading. Volumetric can be contacted by calling 800-541-
3863. The Fund's address is: Volumetric Fund Inc., 87 Violet
Drive, Pearl River, New York 10965.

    The minimum initial investment in the Fund is $500, and the minimum for each subsequent investment is $200 and $100 if you are enrolled in an automatic investment plan.


TAX INFORMATION

    The Fund's distributions will be generally taxable to you as capital gains or ordinary income, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.


PAYMENTS TO BROKER-DEALERS AND FINANCIAL INTERMEDIATES

    If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, being a no-load mutual fund, will not pay the broker-dealer or the intermediary for the sale of Fund shares and related services.